UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 17, 2007

LINEAR TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14864	94-2778785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1630 McCarthy Boulevard

Milpitas, California 95035

(Address of principal executive offices, including zip code)

(408) 432-1900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 17, 2007, Linear Technology Corporation (“Linear”) issued a press release announcing the proposed private placement of $1.7 billion aggregate principal amount of convertible senior notes due May 1, 2027. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release of Linear Technology Corporation, dated April 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINEAR TECHNOLOGY CORPORATION

By:	/S/ PAUL COGHLAN
Paul Coghlan
Vice President, Finance and Chief Financial Officer

Date: April 17, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Linear Technology Corporation, dated April 17, 2007